SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                      XIONICS DOCUMENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     0-20777                04-3186695
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)     (I.R.S. EMPLOYEE
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)



     70 BLANCHARD ROAD                                             01803
 BURLINGTON, MASSACHUSETTS                                      (ZIP CODE)
   (ADDRESS OF PRINCIPAL
     EXECUTIVE OFFICES)
                                      (781) 229-7000
                              (REGISTRANT'S TELEPHONE NUMBER,
                                   INCLUDING AREA CODE)




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Item 5. Other Events.

      On October 21, 1997, Xionics Document Technologies, Inc. announced the appointment of Peter J. Simone as Chief Executive Officer, the resignation of Robert E. Gilkes as Chief Executive Officer, and certain other management promotions.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits.

                99 Xionics Document Technologies, Inc. press release dated October 21, 1997, announcing the appointment of Peter J. Simone as Chief Executive Officer, the resignation of Robert E. Gilkes as Chief Executive Officer, and certain other management promotions.



                                   SIGNATURES

Pursuant to the requiremmts of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               Xionics Document Technologies, Inc.


November 3, 1997               /s/ Peter J. Simone
                               Peter J. Simone
                               President and Chief Executive Officer



November 3, 1997               /s/ Gerard T. Feeney
                               Gerard T. Feeney
                               Vice President, Treasurer and
                               Chief Financial Officer